Exhibit 10.21

COMMERCIAL AGREEMENT

(Packaging Purchasing)

By and Between

OWENS-BROCKWAY GLASS CONTAINER INC.

and

COORS BREWING COMPANY

Effective Date:  August 1, 2003

TABLE OF CONTENTS

ARTICLE 1. TERM

ARTICLE 2. SUPPLIER PRODUCT OBLIGATIONS
2.1	Product Specifications.
2.2	New Products.
2.3	Product Delivery and Sourcing.
2.4	Alternate Sourcing.

ARTICLE 3. COORS PRODUCT OBLIGATIONS
3.1	Product Volume.
3.2	COORS Volume Authorization.
3.3	Estimates.
3.4	Product Inventory.
3.5	[*****].

ARTICLE 4. REPRESENTATIONS, WARRANTIES AND COVENANTS

ARTICLE 5. QUALITY AND SERVICE

ARTICLE 6. CONSIDERATION
6.1	Contract Price.
6.2	Payment Terms and Invoices.
6.3	EDI Systems.

ARTICLE 7. [*****]

ARTICLE 8. STATUS OF PARTIES
8.1	Independent Contractor.
8.2	No Direction or Control.
8.3	[*****].
8.4	Subcontractor Approval.
8.5	Agreement Binding on Subcontractors.

ARTICLE 9. COMPLIANCE
9.1	Government Regulations.
9.2	General Laws and Permits.
9.3	Diverse Suppliers (Minority or Women-Owned Business Enterprises).
9.4	WHAM Training.

ARTICLE 10. INTELLECTUAL PROPERTY
10.1	Product Artwork.
10.2	COORS Property.
10.3	SUPPLIER Property.
10.4	Ownership.

10.5	Return of Documents and Things.
10.6	License.
10.7	Overruns and Second-Quality Goods.
10.8	Definitions.
10.9	Covenant of Confidentiality.
10.10	Exclusions.
10.11	Breach of Confidentiality.

ARTICLE 11. INSURANCE

ARTICLE 12. BREACH, FORCE MAJEURE, REMEDIES AND TERMINATION
12.1	Breach.
12.2	Force Majeure.
12.3	Remedies.
12.4	[*****].

ARTICLE 13. DISPUTE RESOLUTION PROCEDURES
13.1	Negotiation.
13.2	Mediation.
13.3	Submission to Arbitration.
13.4	The Federal Arbitration Act Applies.
13.5	Selection of Arbitrator(s).
13.6	Discovery in Arbitration.
13.7	The Arbitration Award.
13.8	[*****].
13.9	Confidentiality.

ARTICLE 14. NOTICES

ARTICLE 15. MISCELLANEOUS
15.1	Authority.
15.2	Survival.
15.3	Enforceability.
15.4	Amendments.
15.5	Assignment.
15.6	Severability.
15.7	Complete Agreement.
15.8	Counterparts.
15.9	Headings.
15.10	Jurisdiction And Venue; Choice of Law.

ii

COMMERCIAL AGREEMENT

This Commercial Agreement (“Agreement”) is made effective as of August 1, 2003, (the “Effective Date”) by and between OWENS-BROCKWAY GLASS CONTAINER INC., a Delaware corporation (“SUPPLIER”), and COORS BREWING COMPANY, a Colorado corporation (“COORS”); COORS and SUPPLIER may sometimes be referred to individually as a “Party” or collectively as the “Parties”.

NOW, THEREFORE, in consideration of the premises, the mutual promises, and the representations, warranties and covenants herein contained, the sufficiency of which is hereby mutually acknowledged, the Parties agree as follows:

ARTICLE 1.

TERM

This Agreement shall be effective as of the Effective Date and, unless earlier terminated as provided herein, shall remain in effect for a period of [*****] commencing as of the Effective Date (“Term”).

ARTICLE 2.

SUPPLIER PRODUCT OBLIGATIONS

2.1           Product Specifications.  SUPPLIER agrees to sell to COORS and COORS agrees to purchase from SUPPLIER, the products described on Exhibit A attached hereto (the “Products”) conforming to the specifications described on Exhibit B attached hereto (the “Specifications”).  Products include those glass beverage containers that substitute for or replace the Products described on Exhibit A.  For Specification changes requested by COORS for Products, COORS and SUPPLIER shall agree on the implementation of such changes, including [*****], and each Parties’ responsibility [*****] to the Specification change.  Subject to the limitations set forth in Section 3.5, in the event of a Specification change or modification, COORS shall purchase and pay for, at the then-effective Contract Price, all the Products manufactured to the previous Specification.

2.2           New Products.  During the Term, SUPPLIER shall supply  [*****].  If the Parties agree to add any New Products, Exhibits A, B and C shall be amended in writing accordingly.

2.3           Product Delivery and Sourcing.  SUPPLIER agrees to deliver the Products to COORS at the designated destinations identified on Exhibit A.  [*****].  SUPPLIER shall [*****]

it requests Products to be delivered to a destination different than as designated on Exhibit A.  [*****]

2.4           Alternate Sourcing.  [*****]

[*****]

[*****]

ARTICLE 3.
COORS PRODUCT OBLIGATIONS

3.1           Product Volume.   [*****]

3.2           COORS Volume Authorization.  COORS authorizes SUPPLIER to maintain up to a [*****] inventory of Products to meet COORS’ forecasts (“Authorized Inventory Levels”).   [*****]

3.3           Estimates.  On approximately [*****], COORS shall provide SUPPLIER with COORS’ best estimate of COORS’ anticipated Volume Requirements for Products during the immediately [*****].  COORS and SUPPLIER acknowledge that from time to time considerable variation will occur between the estimated requirements and final orders (“Substantial Variation”).  [*****]

3.4           Product Inventory.  SUPPLIER is expected to maintain a sufficient inventory of Products to meet COORS’ Volume Requirements [*****] that COORS will provide to SUPPLIER [*****]

3.5           [*****]

[*****]

ARTICLE 4.
REPRESENTATIONS, WARRANTIES AND COVENANTS

SUPPLIER hereby agrees, represents and warrants to COORS that:

4.1           SUPPLIER shall furnish Products that:  (a) are free from defects in workmanship and materials,(b) conform to the Specifications, (c) conform in quality  and (d) will be fit for the purpose for which they are intended (i.e. that they shall be commercially acceptable containers for COORS’ products);

4.2           SUPPLIER shall convey good title to the Products and that the Products shall be delivered free of any lien or encumbrance;

4.3           The Products delivered hereunder shall be free of any chemical or residues of chemicals in excess of the permissible tolerance, if any, under any law or regulation of the Environmental Protection Agency (EPA), the Federal Food & Drug Administration (FDA), the U.S. Department of Agriculture (USDA), or any other local, state or federal governmental body having jurisdiction over packaging materials for foods and beverages for human consumption and that the Products delivered hereunder shall be free of all materials, substances or chemicals for which no tolerances have been established or permitted; and

4.4           [*****]

ARTICLE 5.
QUALITY AND SERVICE

5.1           SUPPLIER shall comply with the service and quality performance requirements as specified on Exhibits F and G attached hereto (“Service Requirements”) for SUPPLIER performance ratings.    [*****]

5.2           If SUPPLIER identifies Products that do not meet the requirements in Section 4.1 during its manufacturing process, SUPPLIER shall not ship such Products to COORS,  [*****].

5.3           SUPPLIER shall not deliver any Products that have been previously returned as not being in conformance with Section 4.1. [*****]  COORS reserves the right to reject Products if the Products fail to comply with Section 4.1.

ARTICLE 6.
CONSIDERATION

6.1           Contract Price.  COORS shall pay to SUPPLIER a sum of money determined in accordance with the schedule attached hereto as Exhibit C (the “Contract Price”).   [*****]

6.2           Payment Terms and Invoices.  Payment terms shall be as provided for in this paragraph.  [*****].

6.3           EDI Systems.  COORS and SUPPLIER may exchange standard form documents for administrative and informational purposes through an electronic data interchange (“EDI Systems”).  SUPPLIER agrees to assist COORS in testing and implementing such EDI Systems.   In the event either Party changes its current EDI system, that Party shall purchase any necessary interfaces in order to enable continued use of the existing EDI Systems.  Neither the conduct of the Parties nor the terms of any written document implementing such EDI Systems shall supercede, replace or amend any of the terms and conditions of this Agreement, except to the extent any written document signed by both Parties specifically refers to this Agreement and expressly amends this Agreement in accordance with Section 15.4.

6.4           [*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

(f)            [*****]

(g)           [*****]

ARTICLE 7.
[*****]

[*****]

[*****]

[*****]

[*****]

ARTICLE 8.
STATUS OF PARTIES

8.1           Independent Contractor.  The Parties expressly understand and agree that SUPPLIER is acting as an independent contractor unrelated to COORS or any of its subsidiaries or affiliated companies with respect to this Agreement.  Nothing in this Agreement is intended to create a relationship, express or implied, of employer-employee, principal-agent or partnership between COORS and SUPPLIER or between COORS and any individual employed to work under this Agreement by SUPPLIER.

8.2           No Direction or Control.  Neither Party shall have direction or control over the other Party or the other Party’s employees or the manner and method utilized by them in connection with this Agreement.  SUPPLIER shall determine and have sole discretion over the manner and methods utilized to provide Products that comply with this Agreement.  SUPPLIER shall be solely responsible for the direction, control and supervision of its acts and the acts of its employees incident to the performance of this Agreement.  Neither Party shall have nor shall it represent itself as having any authority to make contracts in the name of or on behalf of the other Party or to pledge the other Party’s credit or to extend credit in the other Party’s name, or to obligate the other Party in any way.

8.3           [*****]

8.4           Subcontractor Approval.  COORS represents it has chosen SUPPLIER to perform the obligations of this Agreement because of the expertise of SUPPLIER and its employees.  Any subcontractor or agent utilized by SUPPLIER for its manufacture of Products under this Agreement must be specifically identified to COORS by SUPPLIER and approved by COORS in writing prior to the provision of services or goods by such subcontractor or agent.  Products purchased by SUPPLIER from a subcontractor shall be included in the SUPPLIER’s quarterly quality report required on Exhibits F and G.  Subcontractors shall also meet the Specifications set forth on Exhibit B.

8.5           Agreement Binding on Subcontractors.  Any subcontractors approved by COORS hereunder shall agree to be bound by all applicable provisions of this Agreement.  SUPPLIER shall ensure that any approved agent, representative, assign or subcontractor has executed an appropriate agreement prior to the commencement of work.  Without limiting SUPPLIER’s obligation to obtain an agreement with all approved subcontractors agreeing to be bound by all applicable provisions of this Agreement, SUPPLIER shall provide evidence that all subcontractors are carrying and maintaining insurance policies with coverages, in the same manner and amounts as SUPPLIER is obligated to obtain and furnish pursuant to Article 11 below.

ARTICLE 9.
COMPLIANCE

9.1           Government Regulations.  Unless otherwise exempt and to the extent applicable:

(a)           the clauses required to be incorporated into government contracts under 41 C.F.R. Sections 60-1.4, 60-250.5(a), 60-741.5(a), 48 C.F.R. 22.810, 48 C.F.R. 22.1308, and 48 C.F.R. 22.1408  are incorporated into this Agreement by reference.

(b)           SUPPLIER shall comply with all requirements of (i) Executive Order 11246, as amended, and the regulations issued thereunder, (ii) the requirements of Section 503 of the Rehabilitation Act of 1973 as amended, and the regulations issued thereunder, (iii) the requirements of Section 503 of the Vietnam Era Veterans’ Readjustment Assistance Act of 1972, as amended, 38 U.S.C. § 4212, Executive Order 11702, and all regulations thereunder, (iv) the reporting requirements set forth in 61 C.F.R. 61-250.10 of the Americans with Disabilities Act of 1990, 42 U.S.C. § 12112; and (v) the requirements of 41 C.F.R. Chapter 60.

With respect to (v) above, SUPPLIER certifies that if it has fifty (50) or more employees and if it anticipates sales to COORS in connection with government contracts of $50,000 or greater, it will develop a written affirmative action compliance program for each of its establishments consistent with the rules and regulations by the Department of Labor at 41 C.F.R. Chapter 60.

9.2           General Laws and Permits.  With respect to this Agreement, SUPPLIER shall (i) comply with any and all applicable federal, state, local or agency laws, regulations, rules, ordinances or other directives, and (ii) obtain all releases, licenses, permits or other authorizations required by any governmental body or authority.

9.3           Diverse Suppliers (Minority or Women-Owned Business Enterprises).  When and if SUPPLIER uses suppliers, including contractors and subcontractors, to supply goods and services for COORS’ benefit under this Agreement, SUPPLIER [*****] if such suppliers are both qualified and competitive.  At any time, COORS may [*****] consistent with COORS’ diversity goals.  A diverse supplier is a for-profit enterprise located in the United States or its trust territories, which is controlled, operated and 51 percent owned by a minority member or woman.  Minority members are individuals who are African American, Hispanic American, Native American, Asian-Pacific American and Asian-Indian American.  SUPPLIER will report [*****] on diverse suppliers on the form attached hereto as Exhibit E each quarter, and report [*****] at the end of each calendar year.

9.4           WHAM Training.  Upon COORS’ request, SUPPLIER shall require all employees of SUPPLIER and its subcontractors to attend a Workplace Hazard and Awareness Management training seminar (“WHAM”) at such time and place designated by COORS prior to working at or on any of COORS’ facilities or property.

ARTICLE 10
INTELLECTUAL PROPERTY

10.1         Technology Agreement.   [*****]

10.2         Product Design.  All drawings, sketches, photography, renderings, artwork, aesthetic design and trade dress features (referred to collectively as “Product Design”) disclosed by COORS shall be COORS Property.  [*****]

[*****]

10.3         COORS Property.  All materials, inventions, know-how, trademarks, information, data, writings and other property in any form whatsoever, which are provided to SUPPLIER by or on behalf of COORS or which are used by SUPPLIER with respect to the performance of its obligations hereunder, and which were owned by COORS prior to being provided to SUPPLIER shall remain the property of COORS (“COORS Property”).  SUPPLIER shall have the right to use [*****] any COORS Property supplied to it to the extent necessary to enable SUPPLIER to perform its obligations hereunder, but SUPPLIER shall not acquire any other right, title or interest in the COORS Property.

10.4         SUPPLIER Property.  All materials, inventions, know-how, trademarks, information, data, writings and other property, in any form whatsoever, which are provided to COORS by or on behalf of SUPPLIER, or which were owned by SUPPLIER prior to being provided to COORS, shall remain the property of SUPPLIER (“SUPPLIER Property”).  Without limiting the generality of the foregoing, any intellectual property relating to the method, apparatus, or manufacturing process shall at all times remain SUPPLIER Property.  COORS shall acquire no right, title or interest in SUPPLIER Property [*****].

10.5         Return of Documents and Things.  All COORS Confidential Information and COORS Property, made available to SUPPLIER by COORS or created or developed by SUPPLIER for COORS in accordance with paragraph 10.2 shall be delivered to COORS upon written request by COORS or upon the expiration or earlier termination of this Agreement.

10.6         No Reservation of Rights.  SUPPLIER represents that no rights are reserved to SUPPLIER which would interfere with (a) COORS’ use of Products purchased hereunder or (b) the use of Product Designs which are COORS Property or COORS Confidential Information hereunder.

10.7         Overruns and Second-Quality Goods.  Production overruns, second-quality goods, and any Products rejected or returned by COORS and bearing any of COORS trademarks, trade names, COORS Confidential Information or COORS Property shall not be sold, distributed or used in any manner by SUPPLIER without the prior written consent of COORS.

10.8         Definitions.  For purposes of this Article 10:

“COORS  Confidential Information” includes trade secrets and other confidential and proprietary information of COORS, including without limitation, COORS’ formulas, techniques, and methods of manufacture and/or operation; product designs, drawings, specifications, prototypes and samples and results of research and development, including abandoned projects; intellectual property rights and Product Design, (as set forth in this Article 10); computer programs in source code or object code; costs of products; the prices it obtains or has obtained or at which it sells or has sold its products or services, including discounts; customer lists, including name, address, telephone number, customer contact, sales history and product mix; compensation paid to employees and other terms of employment; specialized equipment used in its processes; any other information which SUPPLIER may become privy to by reason of its relationship with COORS; any oral or written information from COORS involving the foregoing or other written information marked “confidential”; the terms and conditions of this Agreement, the cost of the Products, all information and work product supplied by COORS to SUPPLIER, and the Contract Price.

“SUPPLIER Confidential Information” includes trade secrets and other confidential and proprietary information of SUPPLIER, including without limitation, SUPPLIER’s formulas, techniques, and methods of manufacture and/or operation; products designs, drawings, specifications, prototypes and samples and results of research and development, including abandoned projects; intellectual property rights and Product Design, (except as set forth in this Article 10); computer programs in source code or object code; costs of products; the prices it obtains or has obtained or at which it sells or has sold its products or services, including discounts; customer lists, including name, address, telephone number, customer contact, sales history and product mix; compensation paid to employees and other terms of employment; specialized equipment used in its processes; any other information which COORS may become privy to by reason of its relationship with SUPPLIER; any oral or written information from SUPPLIER involving the foregoing or other written information marked “confidential”; the terms and conditions of this Agreement, the cost of the Products, all information and work product supplied by SUPPLIER to COORS, all information provided to SUPPLIER by COORS, and the Contract Price.

(c)           “COORS” in this Article 10 means COORS and its parents, subsidiaries, divisions, affiliates, subcontractors and each of their employees, officers and agents.

(d)           “SUPPLIER” in this Article 10 means SUPPLIER and its parents, subsidiaries, divisions, affiliates, subcontractors and each of their employees, officers and agents.

10.9         Covenant of Confidentiality.   Each Party, and their respective employees, officers, directors, representatives, subsidiaries, affiliates, assignees, subcontractors and any and all persons or business entities acting under one or any of them (the “Disclosees”): (a) shall keep confidential the terms of this Agreement, and (b) shall treat in confidence and not disclose to others any COORS Confidential Information or SUPPLIER Confidential Information (as defined here) of the other, which such Disclosees may have furnished to them by the other Party hereto or by any third party, or which such Disclosees may have accessed in the performance of this Agreement.  The foregoing confidentiality obligation shall not apply to the extent that any such information is: (i) generally available to the public; (ii) acquired from a third party rightfully having such information and under no obligation to not disclose it to the Disclosees, (iii) already lawfully in the Disclosee’s possession from a source other than the Disclosing Party; (iv) approved by written authorization by the Disclosing Party for release by the Disclosee; or (v) developed by a Disclosee independently of any Confidential Information disclosed to such Party.  [*****].

10.10       Exclusions.  “Confidential Information” shall not include (i) information that is in the public domain through no act, omission or fault of SUPPLIER, (ii) Confidential Information that SUPPLIER is required to disclose pursuant to a court order, provided that SUPPLIER informs COORS of the court order and assists COORS in taking reasonable steps to seek a protective order or other appropriate action, and (iii) Confidential Information that SUPPLIER in good faith believes that SUPPLIER is required by law to disclose; provided, SUPPLIER shall first notify COORS of such good faith belief in writing and shall not make any such disclosure if COORS provides SUPPLIER with an opinion prepared by independent counsel for COORS that disclosure is not required by law and [*****].

10.11       Breach of Confidentiality.  SUPPLIER acknowledges and agrees that its breach, or alleged breach, of this Article 10 relating to COORS Confidential Information may result in irreparable harm to COORS.   [*****]  Therefore, in the event of a breach, or alleged breach, of the provisions of this Article 10 by SUPPLIER, [*****]

ARTICLE 11.
INSURANCE

Prior to commencing any work in connection with the supply of Products hereunder, SUPPLIER shall secure and shall maintain during the performance of its obligations under this Agreement and throughout the Term, at least the following types of insurance and minimum coverage:  (a) Commercial General Liability Insurance, including Contractual Liability and Products/Completed Operations coverage with a combined single limit for bodily injury, death, personal injury and property damage of $2,000,000 per occurrence and $10,000,000 general aggregate; (b) Automobile Liability Insurance with combined single limit for bodily injury and property damage of $2,000,000 per accident; (c) Statutory Workmen’s Compensation and Occupational Disease Disability Insurance as required by law; and (d) Employer’s Liability Insurance with limits of $1,000,000 for bodily injury by accident, each employee, $1,000,000 for bodily injury by disease, each employee, and $1,000,000 aggregate liability for disease.  SUPPLIER shall furnish to COORS evidence of such insurance coverage in the form of Certificates of Insurance.  COORS shall be named as an additional insured on SUPPLIER’s Commercial General Liability and Automobile Liability insurance policies.  All Certificates of Insurance shall provide that COORS shall be provided thirty (30) days written notice prior to any change, substitution or cancellation of such policies of insurance.  All such insurance policies shall be “occurrence” policies rather than “claims made” policies and shall be issued by companies authorized to do business in Colorado and having a rating of A-VIII or better by A.M. Best Company.  The foregoing requirements as to the types and limits of insurance coverage to be maintained by SUPPLIER, and any approval or waiver of said insurance by COORS is not intended to and shall not in any way or manner limit or qualify the liabilities and obligations of SUPPLIER pursuant to this Agreement.

The coverage provided by SUPPLIER  hereunder shall be primary and noncontributing with any similar insurance which may be maintained or provided by COORS and any certificate furnished by SUPPLIER shall so state.

[*****]

ARTICLE 12.
BREACH, FORCE MAJEURE, REMEDIES AND TERMINATION

12.1         Breach.  The occurrence of any one or more of the following events shall constitute an event of default of this Agreement and shall constitute cause for termination by the other Party:

(a)           Failure by SUPPLIER to observe or perform any of the material obligations, covenants, conditions, representations or warranties required of SUPPLIER pursuant to this Agreement, where such failure is not remedied within [*****] after written notice thereof from COORS to SUPPLIER; or

(b)           Failure by COORS to observe or perform any of the material obligations, covenants, conditions, representations or warranties required of COORS pursuant to this Agreement, where such failure is not remedied within  [*****]  after written notice thereof from SUPPLIER to COORS; or

(c)           If a Party is insolvent, the Party seeks protection from creditors, the Party makes a general assignment for the benefit of creditors, or a person or entity commences a proceeding against a Party under any bankruptcy or insolvency statute seeking the adjudication of that Party as bankrupt or insolvent or the appointment of a trustee or receiver for all or substantially all of the Party’s assets, which proceeding remains undismissed or undischarged for  [*****]

12.2         Force Majeure.

(a)           The Events.  Notwithstanding anything contained in this Agreement to the contrary, each Party shall be relieved of its obligation to perform any part of this Agreement to the extent its performance is prevented or rendered impracticable by events beyond its reasonable control, which events may include, without limitation, fire, storm, flood, earthquake, and other Acts of God, and explosion, accident, acts of the public enemy, riots and other civil disturbances, sabotage, court injunctions (other than any injunction imposed as a result of the Party’s actual or alleged breach of any agreement), transportation embargoes, shortages of materials,  [*****]  acts, regulations or other requirements of domestic or foreign federal, state, county, municipal, or local governments or branches, subdivisions or agencies thereof (“Force Majeure”), subject to the various limitations provided in this Section 12.2.

(b)           Notice.  Each Party will promptly notify the other Party of the occurrence of any Force Majeure which may affect its performance of this Agreement and the anticipated length of the Force Majeure.   [*****]

(c)           Rights.

[*****]

[*****]

[*****].

(d)           Termination Because of Force Majeure.  [*****].

12.3         Remedies.

(a)           In addition to any remedies available to COORS as provided herein, [*****] 4.1.  However, in the event there are delayed deliveries or Products delivered not in conformance with Section 4.1, COORS shall be entitled to exercise the following remedies.  Any Products not delivered to COORS in accordance with this Agreement or not in conformance with Section 4.1 may, at COORS’ sole option:  [*****].

(b)           Upon the occurrence of an event of default by SUPPLIER, COORS shall have the following remedies:

[*****]

[*****]

[*****]

[*****]

(c)           In addition to all of the remedies available under the Colorado Uniform Commercial Code Sales, CRS § 4-2-101 et seq., and specifically CRS § 4-2-609, SUPPLIER agrees to notify COORS if it is reasonably likely that SUPPLIER will be unable to perform under this Agreement as required by Section 3.3.  [*****].

(d)           Upon the occurrence of an event of default by COORS, SUPPLIER shall have the following remedies:

[*****]

[*****]

[*****]

12.4         [*****]

ARTICLE 13.
DISPUTE RESOLUTION PROCEDURES

13.1         Negotiation.  In the event of any controversy, claim, question, disagreement or dispute (collectively the “Dispute”) arising out of or relating to this Agreement, or the relationship between the Parties, the Parties shall first use their best efforts to resolve the Dispute through negotiation.  During negotiation, the Parties shall, without delay, continue to perform their respective obligations under this Agreement that are not related to the Dispute.  To invoke the dispute resolution procedures set forth in this Article, the invoking Party shall give to the other Party written notice of its decision to negotiate.  The notice shall include a detailed description of the issues subject to the Dispute and a proposed resolution thereof.  Within five (5) business days after the written notice has been received by the other Party, both Parties shall designate representatives to settle the Dispute.  The designated representatives shall be the chief corporate executive officers (“CEO”) of their respective corporations or other individuals holding comparable executive positions with decision-making authority to settle the Dispute without further ratification by the Parties.  The designated representatives shall consult and negotiate with each other in good faith and attempt to reach a just and equitable resolution satisfactory to both Parties within fifteen (15) business days after the deadline for designation of the representatives.  If those designated representatives do not timely resolve the Dispute through negotiation, the Dispute may be submitted to resolution pursuant to Section 13.2.

13.2         Mediation.  If the Dispute is submitted to mediation, the Parties agree that the mediation will be administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Rules.  Mediation shall take place in Denver, Colorado, and any fees and expenses shall be allocated and paid by the Parties equally.  If the Parties do not resolve the Dispute through mediation within thirty (30) days from the date the demand is made, the Dispute shall be submitted to arbitration in accordance with Section 13.3.

13.3         Submission to Arbitration.  If the Parties do not resolve the Dispute pursuant to Sections 13.1 or 13.2, the Parties hereby agree to submit the Dispute to binding arbitration in Denver, Colorado, in accordance with the AAA Commercial Arbitration Rules effective at the time of submission.  This submission and agreement to arbitrate shall be specifically enforceable in the U.S. District Court for the District of Colorado or the District Court, Jefferson County, State of Colorado.  In the event either Party seeks relief in any court to enforce this Article, that Party shall be entitled to its reasonable attorneys’ fees and costs incurred with such enforcement.  Arbitration may proceed in the absence of either Party if notice of the proceedings has been given to such Party.

13.4         The Federal Arbitration Act Applies.  This Agreement involves interstate commerce and is subject to the Federal Arbitration Act (“FAA”), 9 U.S.C. §§ 1-16.  The FAA preempts any inconsistent state or local law, rule or regulation concerning arbitration.

13.5         Selection of Arbitrator(s).  All Disputes shall be resolved by a single arbitrator unless the amount in controversy is over $500,000, in which case the Dispute shall be decided by a panel of three arbitrators.  The Parties shall exchange one or more lists of neutral arbitrators that they consider suitable and shall mutually agree upon the arbitrator(s).  If the Parties are unable to reach agreement on the selection of the arbitrator(s) within fifteen (15) days from the date of the arbitration demand, the AAA shall choose as many arbitrators as necessary.

13.6         Discovery in Arbitration.  Each Party shall have the same discovery rights as afforded under the Federal Rules of Civil Procedure during arbitration.

13.7         The Arbitration Award.  The arbitrator(s) shall provide a binding decision with limited findings of fact, basic conclusions of law and a break down of damages to the Parties in support of any award or decision the arbitrator(s) make(s).  The prevailing Party, as determined by the arbitrator(s), shall be entitled to all fees and costs associated with the arbitration.  Costs and fees mean all reasonable pre-award expenses of the arbitration, including any arbitrator fees, administrative fees, out-of-pocket expenses such as copying, court costs, witness fees, and attorneys’ fees. The Parties agree to abide by all awards rendered in such proceedings and such awards shall be final and binding on all Parties.  All awards payable to COORS as a prevailing Party shall be paid in full within thirty (30) days of the date of the award order.

13.8         [*****]

13.9         Confidentiality.  All proceedings pursuant to this Article shall be confidential.  Any admission or statement made pursuant to this Article shall not be admissible or used in any arbitration or judicial proceeding, except to enforce or vacate the arbitration award pursuant to Section 13.7.

ARTICLE 14.
NOTICES

Any notice, demand, consent, election, offer, approval, request, invoice backup documentation or other communication (collectively, a “notice”) required under or provided pursuant to this Agreement must be in writing and either delivered personally, sent by overnight delivery courier, or sent by certified or registered mail, postage prepaid, return receipt requested to the person designated below (the “Designated Representative”).  Notice shall be deemed given when received.

A notice must be addressed as follows:

To SUPPLIER:	Owens-Brockway Glass Container Inc. Attention: General Manager North American Glass Container One SeaGate Toledo, OH 43666 Telephone number: 419-247-5000

With a copy to:	Owens-Brockway Glass Container Inc. Attention: Legal Department One SeaGate Toledo, OH 43666 Telephone number: 419-247-5000

To COORS:	Coors Brewing Company Attention: [*****] 17755 West 32nd Avenue, CE240 Golden, CO 80401 Telephone number: 303-277-6181

With a copy to:	Coors Brewing Company Attention: Assistant General Counsel, Operations 311 Tenth Street, NH335 Golden, CO 80401 Telephone number: 303-277-3002

ARTICLE 15.
MISCELLANEOUS

15.1         Authority.  Each Party warrants that it has the full authority and power to enter into and perform under this Agreement and to make all representations, warranties and grants as set forth herein.

15.2         Survival.  All covenants, indemnities, guarantees, representations and warranties by a Party arising prior to or upon the expiration or termination of this Agreement (whether by completion or earlier termination) shall survive such expiration.

15.3         Enforceability.  Either Party’s failure in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement or to exercise any right herein conferred shall not be construed as a waiver or relinquishment of that right or of that Party’s right to assert or rely upon the terms and conditions of this Agreement.  Any express waiver of a term of this Agreement shall not be binding and effective unless made in writing and properly executed by the waiving Party.

15.4         Amendments.  This Agreement, including Exhibits, may not be amended except in writing properly executed by both Parties.  Except as specifically amended, this Agreement shall remain in full force and effect as written.

15.5         Assignment.  SUPPLIER shall not have the right or power to assign its rights or delegate its obligations hereunder without the express written consent of COORS.  Any attempt to do so without such consent shall be null and void and shall permit COORS the right to cancel and terminate this Agreement.  In the event this Agreement is properly assigned, the provisions of this Agreement shall bind and benefit the Parties hereto and their representatives, successors and assigns.

15.6         Severability.  Any invalid or unenforceable provision shall be deemed severed from this Agreement to the extent of its invalidity or unenforceability, and the remainder of this Agreement shall remain in full force and effect.

15.7         Complete Agreement.  With respect to the subject matter hereof, this Agreement, and all Exhibits thereto, constitute the complete and exclusive agreement between the Parties.  It supersedes all prior written and oral statements, conditions, obligations, representations or warranties.  In the event of any inconsistency between this Agreement and any Exhibit, the provisions of this Agreement shall take precedence.

15.8         Counterparts.  This Agreement may be executed simultaneously in two or more counterparts which, when taken together, shall be deemed an original and constitute one and the same document.  The signature of any Party to the counterpart shall be deemed a signature to this Agreement, and may be appended to, any other counterpart.  Facsimile transmission of executed signature pages shall be sufficient to bind the executing Party.

15.9         Headings.  The headings to the various sections and paragraphs of this Agreement are solely for the convenience of the Parties, are not part of this Agreement and shall not be used for the interpretation of the validity of this Agreement or any provision hereof.

15.10       Jurisdiction And Venue; Choice of Law.  This Agreement shall be governed by the laws of the state of Colorado.  Any arbitration or enforcement of an arbitration award shall be brought in Jefferson County District Court, State of Colorado or the U.S. District Court for the District of Colorado, if appropriate, and each Party submits to the exclusive jurisdiction of said courts and waives the right to change venue. SUPPLIER further consents to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the year and day first written above.

OWENS-BROCKWAY GLASS CONTAINER INC., a Delaware corporation		COORS BREWING COMPANY, a Colorado corporation

By:		By:
	Gerald J. Lemieux		Robert K. Caseria
Title:	Vice President	Title:	Chief Supply Chain Officer

Date:		Date:

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